Security Information






Security Purchased

CUSIP
03063TAD6

Issuer
AMERICREDIT AUTO RECEIVABLES TRUST

Underwriters
Credit Suisse, Lehman Brothers, UBS,
Barclays,
DBSI, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
AMCAR 2007-DF A3A

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/20/2007

Total amount of offering sold to QIBs
232,000,000

Total amount of any concurrent public
offering
0

Total
232,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.22%

Rating
Aaa/AAA

Current yield
5.49%

Benchmark vs Spread (basis points)
28 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Short Duration Fund
New York
550,000
 $                   550,000
0.24%

Total

550,000
 $                   550,000
0.24%







^The Security and Fund Performance is
calculated based
 on information provided by State Street
Bank.




*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06406HBE8


Issuer
BANK OF NEW YORK MELLON


Underwriters
DBSI, Goldman Sachs, Bank of NY


Years of continuous operation, including predecessors
> 3 years


Security
BK 4.95% 11/1/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/25/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public
offering
0


Total
1,000,000,000


Public offering price
99.90


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.05%


Rating
Aa2/A+


Current yield
4.96%


Benchmark vs Spread (basis points)
100 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Core Fixed Income Fund
New York
2,410,000
 $                 2,407,566
0.24%



DWS Lifecycle Long Range Fund
New York
1,440,000
 $                 1,438,546
0.14%



Total

3,850,000
 $                 3,846,112
0.39%











^The Security and Fund Performance is
calculated based on
 information provided by State Street
Bank.




*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information






Security Purchased

CUSIP
18889LAA9

Issuer
CLONDALKIN ACQUISITION

Underwriters
DBSI, Lehman Brothers

Years of continuous operation, including predecessors
> 3 years

Security
CLONDA 6.15% 12/15/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/12/2007

Total amount of offering sold to QIBs
 $
399,314,775

Total amount of any concurrent public
offering
 $
-

Total
 $
399,314,775

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Ba3/B+

Current yield
6.15%

Benchmark vs Spread (basis points)
200 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
66,552
 $                     66,552
0.02%

DWS Balanced VIP
Chicago
66,552
 $                     66,552
0.02%

DWS High Income Fund
Chicago
638,904
 $                   638,904
0.16%

DWS High Income Trust
Chicago
73,208
 $                     73,208
0.02%

DWS High Income VIP
Chicago
99,829
 $                     99,829
0.03%

DWS Multi Market Income Trust
Chicago
66,552
 $                     66,552
0.02%

DWS Strategic Income Fund
Chicago
66,552
 $                     66,552
0.02%

DWS Strategic Income Trust
Chicago
66,552
 $                     66,552
0.02%

DWS Strategic Income VIP
Chicago
66,552
 $                     66,552
0.02%

New York Funds





DWS High Income Plus Fund
New York
119,794
 $                   119,794
0.03%

Total

1,331,049
 $                 1,331,049
0.33%







^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information








Security Purchased


CUSIP
18889LAC5


Issuer
CLONDALKIN ACQUISITION


Underwriters
DBSI, Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Security
CLONDA 7.36% 12/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2007


Total amount of offering sold to QIBs
 $
150,000,000


Total amount of any concurrent public
offering
 $
-


Total
 $
150,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Ba3/B+


Current yield
7.36%


Benchmark vs Spread (basis points)
200 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.06%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.05%



DWS High Income Fund
Chicago
1,045,000
 $                 1,045,000
0.70%



DWS High Income Trust
Chicago
125,000
 $                   125,000
0.08%



DWS High Income VIP
Chicago
160,000
 $                   160,000
0.11%



DWS Multi Market Income Trust
Chicago
80,000
 $                     80,000
0.05%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.05%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.05%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.05%



New York Funds







DWS High Income Plus Fund
New York
205,000
 $                   205,000
0.14%



Total

2,000,000
 $                 2,000,000
1.33%











^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.
Where security performance is 0.00%, the purchase
 price is the same as the sale price (or, if the security was not sold, the price at quarter-end).
*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
226566AD9

Issuer
CRICKET COMMUNICATIONS

Underwriters
Citigroup, DBSI, Goldman Sachs

Years of continuous operation, including predecessors
> 3 years

Security
LEAP 9.375% 11/1/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/1/2007

Total amount of offering sold to QIBs
 $
350,000,000

Total amount of any concurrent public
offering
 $
-

Total
 $
350,000,000

Public offering price
106.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Caa1/CCC

Current yield
8.84%

Benchmark vs Spread (basis points)
304 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
680,000
 $                   720,800
0.19%

DWS Balanced VIP
Chicago
220,000
 $                   233,200
0.06%

DWS High Income Fund
Chicago
8,610,000
 $                 9,126,600
2.46%

DWS High Income Trust
Chicago
1,020,000
 $                 1,081,200
0.29%

DWS High Income VIP
Chicago
1,310,000
 $                 1,388,600
0.37%

DWS Multi Market Income Trust
Chicago
620,000
 $                   657,200
0.18%

DWS Strategic Income Fund
Chicago
555,000
 $                   588,300
0.16%

DWS Strategic Income Trust
Chicago
160,000
 $                   169,600
0.05%

DWS Strategic Income VIP
Chicago
140,000
 $                   148,400
0.04%

New York Funds





DWS High Income Plus Fund
New York
1,685,000
 $                 1,786,100
0.48%

Total

15,000,000
 $               15,900,000
4.29%







^The Security and Fund Performance is
calculated based on
 information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
281023AS0

Issuer
EDISON MISSION ENERGY

Underwriters
Citigroup, Credit Suisse, DBSI, Goldman
Sachs, JP
Morgan, Lehman Brothers, Merrill Lynch,
RBS
Greenwich Capital, UBS

Years of continuous operation, including predecessors
> 3 years

Security
EIX 7% 5/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/1/2007

Total amount of offering sold to QIBs
 $
1,200,000,000

Total amount of any concurrent public
offering
 $
-

Total
 $
1,200,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.75%

Rating
B1/BB-

Current yield
7.00%

Benchmark vs Spread (basis points)
239 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
545,000
 $                   545,000
0.05%

DWS Balanced VIP
Chicago
175,000
 $                   175,000
0.01%

DWS High Income Fund
Chicago
6,910,000
 $                 6,910,000
0.58%

DWS High Income Trust
Chicago
815,000
 $                   815,000
0.07%

DWS High Income VIP
Chicago
1,045,000
 $                 1,045,000
0.09%

DWS Multi Market Income Trust
Chicago
420,000
 $                   420,000
0.04%

DWS Strategic Income Fund
Chicago
445,000
 $                   445,000
0.04%

DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%

DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%

New York Funds





DWS Bond VIP
New York
57,000
 $                     57,000
0.00%

DWS Core Plus Income Fund
New York
177,000
 $                   177,000
0.01%

DWS High Income Plus Fund
New York
1,360,000
 $                 1,360,000
0.11%

DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%

Total

12,234,000
 $               12,234,000
1.02%







^The Security and Fund Performance is
calculated based
 on information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.
Security Information






Security Purchased

CUSIP
29268BAC5

Issuer
ENEL FINANCE INTERNATIONAL

Underwriters
Citigroup, Credit Suisse, DBSI, Goldman
Sachs, JP
Morgan, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
ENEL 6.8% 9/15/2037

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/13/2007

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public
offering
0

Total
1,000,000,000

Public offering price
99.74

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A1/A

Current yield
6.84%

Benchmark vs Spread (basis points)
209 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
810,000
 $                   807,854
0.08%

New York Funds





DWS Core Fixed Income Fund
New York
3,345,000
 $                 3,336,136
0.33%

Total

4,155,000
 $                 4,143,989
0.42%







^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still
 held the security as of the quarter-end, the quarter-end date is listed.
Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
319963AN4


Issuer
FIRST DATA CORP


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman
Sachs,
HSBC, Lehman Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
FDC 9.875% 9/24/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/16/2007


Total amount of offering sold to QIBs
2,200,000,000


Total amount of any concurrent public
offering
0


Total
2,200,000,000


Public offering price
94.80


Price paid if other than public offering price
 N/A


Rating
B3/B-


Current yield
10.42%


Benchmark vs Spread (basis points)
623 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
1,635,000
 $                 1,549,915
0.07%



DWS Strategic Income Fund
Chicago
1,385,000
 $                 1,312,925
0.06%



New York Funds







DWS High Income Plus Fund
New York
3,940,000
 $                 3,734,962
0.18%



Total

6,960,000
 $                 6,597,802
0.32%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information






Security Purchased

CUSIP
NZFBUE0001S0

Issuer
FLETCHER BUILDING LTD

Underwriters
Goldman Sachs, DBSI

Years of continuous operation, including predecessors
> 3 years

Ticker
FBU NZ

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/24/2007

Total dollar amount of offering sold to
QIBs
 $
237,640,000

Total dollar amount of any concurrent
public offering
 $
-

Total
 $
237,640,000

Public offering price
 $
9.14

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $
0.06

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS International Select Equity VIP
Chicago
5,300
 $                     48,419
0.02%

New York Funds





DWS International Equity Fund
New York
4,100
 $                     37,456
0.02%

DWS International Fund
New York
                        31,700
 $                   289,600
0.12%

DWS International Select Equity Fund
New York
4,100
 $                     37,456
0.02%

DWS International VIP
New York
                        13,200
 $                   120,590
0.05%

Total

58,400
 $                   533,521
0.22%







^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
34460XAA7

Issuer
FONTAINEBLEAU LAS VEGAS

Underwriters
BoA, Barclays, DBSI, Merrill Lynch, Daiwa
Securities, Greenwich Capital Markets, JP
Morgan

Years of continuous operation, including predecessors
> 3 years

Security
FBLEAU 10.25% 6/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/24/2007

Total amount of offering sold to QIBs
 $
675,000,000

Total amount of any concurrent public
offering
 $
-

Total
 $
675,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.50%

Rating
Caa1/CCC+

Current yield
10.25%

Benchmark vs Spread (basis points)
538 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
245,000
 $                   245,000
0.04%

DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.01%

DWS High Income Fund
Chicago
3,155,000
 $                 3,155,000
0.47%

DWS High Income Trust
Chicago
375,000
 $                   375,000
0.06%

DWS High Income VIP
Chicago
480,000
 $                   480,000
0.07%

DWS Multi Market Income Trust
Chicago
225,000
 $                   225,000
0.03%

DWS Strategic Income Fund
Chicago
205,000
 $                   205,000
0.03%

DWS Strategic Income Trust
Chicago
60,000
 $                     60,000
0.01%

DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
620,000
 $                   620,000
0.09%

Total

5,500,000
 $                 5,500,000
0.81%







^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.
Security Information






Security Purchased

CUSIP
302570AX4

Issuer
FPL GROUP CAPITAL INC

Underwriters
BoA, JP Morgan, Lehman Brothers, Wachovia,
Bear Stearns, Calyon, DBSI, Fortis Bank,
HSBC,
RBS Greenwich Capital, SunTrust Robinson
Humphrey, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
FPL FRN 6/15/2067

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/6/2007

Total amount of offering sold to QIBs
 $
400,000,000

Total amount of any concurrent public
offering
 $
-

Total
 $
400,000,000

Public offering price
99.84

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
A3/BBB+

Current yield
7.11%

Benchmark vs Spread (basis points)
170 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,359,000
 $                 1,356,826
0.34%

New York Funds





DWS Bond VIP
New York
360,000
 $                   359,424
0.09%

DWS Core Fixed Income Fund
New York
5,955,000
 $                 5,945,472
1.49%

DWS Core Plus Income Fund
New York
920,000
 $                   918,528
0.23%

DWS Lifecycle Long Range Fund
New York
1,037,000
 $                 1,035,341
0.26%

Total

9,631,000
 $                 9,615,590
2.41%







^The Security and Fund Performance is
calculated based
 on information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
302570AY2

Issuer
FPL GROUP CAPITAL INC

Underwriters
Barclays, Greenwich Capital Markets, JP
Morgan,
Wachovia, BBVA, Bear Stearns, DBSI, HVB
Capital Markets, Lazard, Williams Capital
Group

Years of continuous operation, including predecessors
> 3 years

Security
FPL FRN 9/10/2067

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/10/2007

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public
offering
0

Total
250,000,000

Public offering price
99.78

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
A3//BBB+

Current yield
7.86%

Benchmark vs Spread (basis points)
300 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
275,000
 $                   274,381
0.11%

New York Funds





DWS Bond VIP
New York
20,000
 $                     19,955
0.01%

DWS Core Fixed Income Fund
New York
1,125,000
 $                 1,122,469
0.45%

DWS Lifecycle Long Range Fund
New York
170,000
 $                   169,618
0.07%

Total

1,590,000
 $                 1,586,423
0.64%







^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
53956RAA1

Issuer
LOCAL TV FINANCE

Underwriters
DBSI, UBS

Years of continuous operation, including predecessors
> 3 years

Security
LOCAL 9.25% 6/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/2/2007

Total amount of offering sold to QIBs
 $
190,000,000.00

Total amount of any concurrent public
offering
 $
-

Total
 $
190,000,000.00

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Caa1/CCC+

Current yield
9.25%

Benchmark vs Spread (basis points)
463 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
225,000
 $                   225,000
0.12%

DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.04%

DWS High Income Fund
Chicago
2,890,000
 $                 2,890,000
1.52%

DWS High Income Trust
Chicago
345,000
 $                   345,000
0.18%

DWS High Income VIP
Chicago
445,000
 $                   445,000
0.23%

DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.09%

DWS Strategic Income Fund
Chicago
185,000
 $                   185,000
0.10%

DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.02%

DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.03%

New York Funds





DWS High Income Plus Fund
New York
570,000
 $                   570,000
0.30%

Total

5,000,000
 $                 5,000,000
2.63%







^The Security and Fund Performance is
calculated based on
 information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
552078AY3

Issuer
LYONDELL CHEMICAL

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Bank of
NY,
Credit Suisse, HVB Capital Markets, Morgan
Stanley, Natexis Banque, Robert W Baird,
SG
Americas Securities, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
LYO 6.875% 6/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/30/2007

Total amount of offering sold to QIBs
 $
510,000,000

Total amount of any concurrent public
offering
 $
-

Total
 $
510,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B1/B+

Current yield
6.88%

Benchmark vs Spread (basis points)
201 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
900,000
 $                   900,000
0.18%

DWS Balanced VIP
Chicago
290,000
 $                   290,000
0.06%

DWS High Income Fund
Chicago
11,485,000
 $               11,485,000
2.25%

DWS High Income Trust
Chicago
1,365,000
 $                 1,365,000
0.27%

DWS High Income VIP
Chicago
1,750,000
 $                 1,750,000
0.34%

DWS Multi Market Income Trust
Chicago
805,000
 $                   805,000
0.16%

DWS Strategic Income Fund
Chicago
740,000
 $                   740,000
0.15%

DWS Strategic Income Trust
Chicago
215,000
 $                   215,000
0.04%

DWS Strategic Income VIP
Chicago
190,000
 $                   190,000
0.04%

New York Funds





DWS High Income Plus Fund
New York
2,260,000
 $                 2,260,000
0.44%

Total

20,000,000
 $               20,000,000
3.92%







^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
617446V71

Issuer
MORGAN STANLEY

Underwriters
Morgan Stanley, Blaylock & Co, Calyon,
DBSI,
Mitsubishi UFJ, Santander Investment
Securities,
Scotia Capital, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
MS 6.25% 8/28/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/23/2007

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
99.85

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Aa3/AA-

Current yield
6.26%

Benchmark vs Spread (basis points)
75 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
100,000
 $                     99,853
0.01%

New York Funds





DWS Core Fixed Income Fund
New York
300,000
 $                   299,559
0.02%

DWS Lifecycle Long Range Fund
New York
450,000
 $                   449,339
0.03%

Total

850,000
 $                   848,751
0.06%







^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
67090FAC0


Issuer
NUVEEN INVESTMENTS INC


Underwriters
DBSI, Merrill Lynch, Morgan Stanley,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
NUVINV 10.5% 11/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/31/2007


Total amount of offering sold to QIBs
785,000,000


Total amount of any concurrent public
offering
0


Total
785,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Rating
B3/B-


Current yield
10.50%


Benchmark vs Spread (basis points)
620 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
470,000
 $                   470,000
0.06%



DWS Strategic Income Fund
Chicago
400,000
 $                   400,000
0.05%



New York Funds







DWS High Income Plus Fund
New York
1,120,000
 $                 1,120,000
0.14%



Total

1,990,000
 $                 1,990,000
0.25%











^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.




*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information






Security Purchased

CUSIP
67105EAA0

Issuer
OUTBACK STEAKHOUSE INC

Underwriters
BoA, DBSI, ABN Amro, GE Capital Markets,
Rabo Securities USA, SunTrust Robinson
Humphrey, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
OSI 10% 6/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/8/2007

Total amount of offering sold to QIBs
 $
550,000,000

Total amount of any concurrent public
offering
 $
-

Total
 $
550,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Caa1/CCC+

Current yield
10.00%

Benchmark vs Spread (basis points)
488 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
455,000
 $                   455,000
0.08%

DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%

DWS High Income Fund
Chicago
5,735,000
 $                 5,735,000
1.04%

DWS High Income Trust
Chicago
680,000
 $                   680,000
0.12%

DWS High Income VIP
Chicago
870,000
 $                   870,000
0.16%

DWS Multi Market Income Trust
Chicago
415,000
 $                   415,000
0.08%

DWS Strategic Income Fund
Chicago
370,000
 $                   370,000
0.07%

DWS Strategic Income Trust
Chicago
105,000
 $                   105,000
0.02%

DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%

New York Funds





DWS High Income Plus Fund
New York
1,130,000
 $                 1,130,000
0.21%

Total

10,000,000
 $               10,000,000
1.82%







^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
70645JBD3


Issuer
PEMEX PROJECT FUNDING MASTER TRUST


Underwriters
Credit Suisse, DBSI, Merrill Lynch, HSBC,
Morgan
Stanley, UBS


Years of continuous operation, including predecessors
> 3 years


Security
PEMEX 5.75% 3/1/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/17/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public
offering
0


Total
1,500,000,000


Public offering price
99.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.38%


Rating
Baa1/BBB+


Current yield
5.79%


Benchmark vs Spread (basis points)
128 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
910,000
 $                     903,776
0.06%



New York Funds







DWS Core Fixed Income Fund
New York
4,080,000
 $                  4,052,093
0.27%



DWS Lifecycle Long Range Fund
New York
710,000
 $                     705,144
0.05%



Total

5,700,000
 $                  5,661,012
0.38%











^The Security and Fund Performance is
calculated
 based on information provided by State
Street Bank.




*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.


Security Information






Security Purchased

CUSIP
75952BAP0

Issuer
RELIANT ENERGY

Underwriters
DBSI, Goldman Sachs, JP Morgan, Merrill
Lynch,
ABN Amro, Bear Stearns

Years of continuous operation, including predecessors
> 3 years

Security
RRI 7.875% 6/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/6/2007

Total amount of offering sold to QIBs
 $
725,000,000

Total amount of any concurrent public
offering
 $
-

Total
 $
725,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
B3/B-

Current yield
7.83%

Benchmark vs Spread (basis points)
292 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
440,000
 $                   440,000
0.06%

DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.02%

DWS High Income Fund
Chicago
5,700,000
 $                 5,700,000
0.79%

DWS High Income Trust
Chicago
675,000
 $                   675,000
0.09%

DWS High Income VIP
Chicago
870,000
 $                   870,000
0.12%

DWS Multi Market Income Trust
Chicago
415,000
 $                   415,000
0.06%

DWS Strategic Income Fund
Chicago
370,000
 $                   370,000
0.05%

DWS Strategic Income Trust
Chicago
105,000
 $                   105,000
0.01%

DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
1,125,000
 $                 1,125,000
0.16%

DWS Short Duration Plus Fund
New York
60,000
 $                     60,000
0.01%

Total

10,000,000
 $               10,000,000
1.38%







^The Security and Fund Performance is
calculated based
on information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.
Security Information






Security Purchased

CUSIP
74955WAJ8

Issuer
RH DONNELLEY CORP

Underwriters
JP Morgan, BoA, Bear Stearns, Credit
Suisse,
DBSI, Wachovia, Barclays, BNP Paribas, GE
Capital Markets, ING Financial, RBS
Greenwich
Capital, Scotia Capital

Years of continuous operation, including predecessors
> 3 years

Security
RHD 8.875% 10/15/2017

Is the affiliate a manager or co-manager of offering?
Senior Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/19/2007

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
B3/B

Current yield
8.88%

Benchmark vs Spread (basis points)
436 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
240,000
 $                   240,000
0.02%

DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%

DWS High Income Fund
Chicago
2,880,000
 $                 2,880,000
0.19%

DWS High Income Trust
Chicago
335,000
 $                   335,000
0.02%

DWS High Income VIP
Chicago
400,000
 $                   400,000
0.03%

DWS Multi Market Income Trust
Chicago
200,000
 $                   200,000
0.01%

DWS Strategic Income Fund
Chicago
200,000
 $                   200,000
0.01%

DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.00%

DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.00%

New York Funds





DWS Bond VIP
New York
30,000
 $                     30,000
0.00%

DWS Core Fixed Income Fund
New York
86,000
 $                     86,000
0.01%

DWS High Income Plus Fund
New York
565,000
 $                   565,000
0.04%

Total

5,116,000
 $                 5,116,000
0.34%







^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.
Security Information






Security Purchased

CUSIP
800907AL1

Issuer
SANMINA-SCI CORP

Underwriters
BoA, Citigroup, DBSI, Keybanc Capital
Markets,
Scotia Capital, Suntrust Capital Markets,
Wells
Fargo

Years of continuous operation, including predecessors
> 3 years

Security
SANM FRN 6/15/2010

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/7/2007

Total amount of offering sold to QIBs
 $
300,000,000

Total amount of any concurrent public
offering
 $
-

Total
 $
300,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Ba3/B+

Current yield
8.11%

Benchmark vs Spread (basis points)
275 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
185,000
 $                   185,000
0.06%

DWS Balanced VIP
Chicago
60,000
 $                     60,000
0.02%

DWS High Income Fund
Chicago
2,380,000
 $                 2,380,000
0.79%

DWS High Income Trust
Chicago
285,000
 $                   285,000
0.10%

DWS High Income VIP
Chicago
360,000
 $                   360,000
0.12%

DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.06%

DWS Strategic Income Fund
Chicago
155,000
 $                   155,000
0.05%

DWS Strategic Income Trust
Chicago
45,000
 $                     45,000
0.02%

DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
470,000
 $                   470,000
0.16%

DWS Short Duration Plus Fund
New York
20,000
 $                     20,000
0.01%

Total

4,175,000
 $                 4,175,000
1.39%







^The Security and Fund Performance is
calculated based on
 information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
902133AA5

Issuer
TYCO ELECTRONICS GROUP

Underwriters
BoA, Citigroup, DBSI, Goldman Sachs,
Morgan
Stanley, UBS, Barclays, BNP Paribas, JP
Morgan

Years of continuous operation, including predecessors
> 3 years

Security
TEL 6% 10/1/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/20/2007

Total amount of offering sold to QIBs
800,000,000

Total amount of any concurrent public
offering
0

Total
800,000,000

Public offering price
99.96

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
Baa2/BBB

Current yield
6.00%

Benchmark vs Spread (basis points)
165 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Bond VIP
New York
575,000
 $                   574,747
0.07%

DWS Core Fixed Income Fund
New York
4,000,000
 $                 3,998,240
0.50%

DWS Short Duration Fund
New York
305,000
 $                   304,866
0.04%

Total

4,880,000
 $                 4,877,853
0.61%







^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
US46630Q2021

Issuer
VTB BANK

Underwriters
Citigroup, DBSI, Goldman Sachs,
Renaissance
Capital Group

Years of continuous operation, including predecessors
> 3 years

Ticker
VTBR LI

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/11/2007

Total dollar amount of offering sold to
QIBs
 $
7,988,131,000

Total dollar amount of any concurrent
public offering
 $
-

Total
 $
7,988,131,000

Public offering price
 $
10.56

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $
0.12

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
26,100
 $                   275,616
0.00%

DWS International Select Equity VIP
Chicago
64,400
 $                   680,064
0.01%

New York Funds





DWS Emerging Markets Equity Fund
New York
                        68,100
 $                   719,136
0.01%

DWS Global Thematic Fund
New York
                      320,600
 $                 3,385,536
0.04%

DWS International Equity Fund
New York
                        50,400
 $                   532,224
0.01%

DWS International Fund
New York
                      387,000
 $                 4,086,720
0.05%

DWS International Select Equity Fund
New York
                        50,200
 $                   530,112
0.01%

DWS International VIP
New York
                      160,500
 $                 1,694,880
0.02%

Total

1,127,300
 $               11,904,288
0.15%







^The Security and Fund Performance is
calculated based
on information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
DE000WACK012

Issuer
WACKER CONSTRUCTION EQUIPMENT

Underwriters
DBSI, Sal Oppenheim Jr, UBS

Years of continuous operation, including predecessors
> 3 years

Ticker
WAC GR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/14/2007

Total dollar amount of offering sold to
QIBs
 $
478,782,139

Total dollar amount of any concurrent
public offering
 $
-

Total
 $
478,782,139

Public offering price
 $
29.93

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $
0.87

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
2,200
 $                     65,836
0.01%

DWS International Select Equity VIP
Chicago
6,694
 $                   200,321
0.04%

New York Funds





DWS Global Opportunities Fund
New York
                        18,800
 $                   562,599
0.12%

DWS Global Opportunities VIP
New York
                          7,700
 $                   230,426
0.05%

DWS Global Thematic Fund
New York
                        27,000
 $                   807,988
0.17%

DWS International Equity Fund
New York
                          3,304
 $                     98,874
0.02%

DWS International Fund
New York
                        25,390
 $                   759,808
0.16%

DWS International Select Equity Fund
New York
                          6,617
 $                   198,017
0.04%

DWS International VIP
New York
                          9,978
 $                   298,597
0.06%

Total

107,683
 $                 3,222,468
0.67%







^The Security and Fund Performance is
calculated based
on information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information






Security Purchased

CUSIP
931142CK7

Issuer
WAL-MART STORES INC

Underwriters
BoA, Citigroup, Credit Suisse, Goldman
Sachs,
Barclays, DBSI, Dresdner Kleinwort, HSBC,
JP
Morgan, Lehman Brothers, Mitsubishi UFJ,
Mizuho Securities, Morgan Stanley, RBS
Greenwich Capital, Standard Chartered
Bank,
UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
WMT 6.5% 8/15/2037

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/17/2007

Total amount of offering sold to QIBs
2,250,000,000

Total amount of any concurrent public
offering
0

Total
2,250,000,000

Public offering price
99.92

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
AA2/AA

Current yield
6.51%

Benchmark vs Spread (basis points)
150 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,135,000
 $                 1,134,137
0.05%

New York Funds





DWS Core Fixed Income Fund
New York
3,765,000
 $                 3,762,139
0.17%

Total

4,900,000
 $                 4,896,276
0.22%







^The Security and Fund Performance is
calculated based
on information provided by State Street
Bank.


*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.
Security Information








Security Purchased


CUSIP
DE0005437305


Issuer
COMPUGROUP HOLDING


Underwriters
DBSI, Lehman Brothers, Sal Oppenheim Jr,
William Blair & Co


Years of continuous operation, including predecessors
> 3 years


Ticker
COP GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/4/2007


Total dollar amount of offering sold to
QIBs
 $
172,534,900


Total dollar amount of any concurrent
public offering
 $
-


Total
 $
172,534,900


Public offering price
 $
24.46


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $
0.56


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
                        48,900
 $                 1,195,883
0.69%



New York Funds







DWS Global Opportunities Fund
New York
                      170,000
 $                 4,157,467
2.41%



DWS Global Opportunities VIP
New York
                        78,100
 $                 1,909,989
1.11%



DWS International Select Equity Fund
New York
                        38,400
 $                   939,099
0.54%



Total

335,400
 $                 8,202,439
4.75%











^The Security and Fund Performance is
calculated based on
information provided by State Street Bank.




*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased


CUSIP
JP3892100003


Issuer
CHUO MITSUI TRUST HOLDINGS


Underwriters
Morgan Stanley, Nomura Securities, Aizawa
Securities, BNP Paribas, Citigroup, Daiwa
Securities, DBSI, Goldman Sachs, JP
Morgan,
Kyokuto Securities, Mitsui Securities,
Mitsubishi
UFJ, Monex Securities, Okasan Securities,
Shinko
Securities, SMBC Friend Securities, Tokai
Tokyo
Securities, UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
8309 JP


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Nomura Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/23/2007


Total dollar amount of offering sold to
QIBs
 $
714,325,618


Total dollar amount of any concurrent
public offering
 $
-


Total
 $
714,325,618


Public offering price
 $
8.69


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $
0.18


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
25,000
 $                   217,194
0.03%



New York Funds







DWS International Fund
New York
                      118,000
 $                 1,025,157
0.14%



DWS International Select Equity Fund
New York
                        25,000
 $                   217,194
0.03%



DWS International VIP
New York
                        38,000
 $                   330,135
0.05%



Total

206,000
 $                 1,789,680
0.25%











^The Security and Fund Performance is
calculated based on
 information provided by State Street
Bank.




*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
BRBOVHACNOR5


Issuer
BOVESPA HOLDINGS SA


Underwriters
Credit Suisse, Goldman Sachs, Banco
Bradesco,
Banco Itau, Banco Santander, UBS, BB Banco
De
Investimentos, DBSI, HSBC


Years of continuous operation, including predecessors
> 3 years


Ticker
BOVH3 BZ


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/24/2007


Total dollar amount of offering sold to
QIBs
 $
3,200,734,444


Total dollar amount of any concurrent
public offering
 $
-


Total
 $
3,200,734,444


Public offering price
 $
12.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $
0.26


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Global Thematic VIP
Chicago
10,600
 $                   135,444
0.00%



DWS International Select Equity VIP
Chicago
20,300
 $                   259,389
0.01%



New York Funds







DWS Emerging Markets Equity Fund
New York
                        33,300
 $                   425,500
0.01%



DWS Global Thematic Fund
New York
                      142,300
 $                 1,818,278
0.06%



DWS International Fund
New York
                      191,700
 $                 2,449,500
0.08%



DWS International Select Equity Fund
New York
                        21,500
 $                   274,722
0.01%



DWS International VIP
New York
                        61,000
 $                   779,444
0.02%



DWS Latin America Equity Fund
New York
84,600
 $                 1,081,000
0.03%



Total

565,300
 $                 7,223,278
0.23%











^The Security and Fund Performance is
calculated
based on information provided by State
Street Bank.




*If a Fund executed multiple sales of a
security,
the final sale date is listed. If a Fund still held
 the security as of the quarter-end, the
quarter-end date is listed.










Security Information








Security Purchased


CUSIP
KYG017171003


Issuer
ALIBABA.COM LTD


Underwriters
DBSI, Goldman Sachs, Morgan Stanley, BNP
Paribas, BOCI Asia Ltd, China Construction
Bank,
Citigroup, CLSA Ltd, Pacific Crest
Securities,
United Overseas Bank


Years of continuous operation, including predecessors
> 3 years


Ticker
1688 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/27/2007


Total dollar amount of offering sold to
QIBs
 $
1,496,073,207


Total dollar amount of any concurrent
public offering
 $
-


Total
 $
1,496,073,207


Public offering price
 $
1.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $
0.19


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS International Select Equity VIP
Chicago
37,000
 $                     64,448
0.00%



DWS Mid Cap Growth VIP
Chicago
75,000
 $                   130,638
0.01%



DWS Technology Fund
Chicago
142,000
 $                   247,342
0.02%



DWS Technology VIP
Chicago
22,500
 $                     39,192
0.00%



New York Funds







DWS Emerging Markets Equity Fund
New York
60,500
 $                   105,382
0.01%



DWS International Fund
New York
                      347,500
 $                   605,291
0.04%



DWS International Select Equity Fund
New York
                        39,000
 $                     67,932
0.00%



DWS International VIP
New York
                      110,500
 $                   192,474
0.01%



DWS Mid Cap Growth Fund
New York
                      175,000
 $                   304,823
0.02%



Total

1,009,000
 $                 1,757,523
0.12%











^The Security and Fund Performance is
calculated based
 on information provided by State Street
Bank.




*If a Fund executed multiple sales of a
security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.